                                                                    EXHIBIT 10.4


                               SECOND AMENDMENT
                                      TO

                         CREDIT AGREEMENT and CONSENT
                         ----------------------------

          THIS SECOND AMENDMENT, dated as of December 29, 1999 ("Second Amendment"), is by and among CHANNELL COMMERCIAL CORPORATION ("Borrower"), a Delaware corporation, the financial institutions signatory hereto (collectively, the "Lenders") and FLEET NATIONAL BANK, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                             PRELIMINARY STATEMENTS

          (A) The Borrower requests that Lenders (i) increase the amount of the Revolving Facility under the Credit Agreement from $25,000,000 to $30,000,000,
(ii) allow for Alternative Currency Revolving Borrowing and Alternative Currency Letters of Credit and (iii) allow for the addition of a new Lender.

          (B) The Lenders are willing to (i) increase the amount of the Revolving Facility to $30,000,000, (ii) allow for Alternative Currency Revolving Borrowing and Alternative Currency Letters of Credit and (iii) allow for the addition of a new Lender, subject to the terms and conditions of this Second Amendment.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

Article I.  Amendments to Credit Agreement.
            -------------------------------

          This Second Amendment shall be deemed to be an amendment to the Credit Agreement, and shall not be construed in any way as a replacement therefor. All of the terms and provisions of this Second Amendment, including, without limitation, the representations and warranties set forth herein, are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein. The Credit Agreement is hereby amended in the following respects:

          1.1 Preliminary Statement (2) to the Credit Agreement is hereby amended by deleting the words "Twenty-Five Million Dollars ($25,000,000)" and replacing them with "Thirty Million Dollars ($30,000,000)";

          1.2 Schedule I of the Credit Agreement is hereby amended so that such Schedule shall be as set forth in Exhibit A to this Second Amendment;
                                  ---------

          1.3  Section 1.01 of the Credit Agreement is amended as follows:

          (a)  The existing definition of "Advance" is deleted in its entirety
                                           -------
and replaced with the following:

          " 'Advance' means a Revolving Advance, an Alternative Currency
             -------
Revolving Advance, a Letter of Credit Advance or an Alternative Currency Letter of Credit Advance.";

          (b) The following definitions shall be inserted in proper alphabetical order:

          " 'Alternative Currency' means with respect to Alternative Currency
             --------------------
Revolving Sub-Commitments, Alternative Currency Revolving Advances, Alternative Currency Letter of Credit Commitments or Alternative Currency Letters of Credit, Pounds Sterling to the extent freely transferable and convertible into U.S. Dollars.

          'Alternative Currency Letter of Credit' means any Alternative Currency
           -------------------------------------
Letter of Credit issued hereunder and the obligations of the Issuing Bank to make payments thereunder in an amount of U.S. dollars that will be computed based on the exchange rate for Pounds Sterling.

          'Alternative Currency Letter of Credit Advance' means an advance made
           ---------------------------------------------
by the Issuing Bank or any Revolving Lender pursuant to Section 2.03(d).

          'Alternative Currency Letter of Credit Agreement' has the meaning
           -----------------------------------------------
specified in Section 2.03(d).

          'Alternative Currency Letter of Credit Commitment' means, with respect
           ------------------------------------------------
to the Issuing Bank, the amount set forth opposite the Issuing Bank's name on
Schedule I hereto under the caption "Alternative Currency Letter of Credit Commitment" or, if the Issuing Bank has entered into one or more Assignments and Acceptances, as set forth for the Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 10.07(d) as the Issuing Bank's "Alternative Currency Letter of Credit Commitment," as such amount may be reduced at or prior to such time pursuant to the terms of this Agreement.

          'Alternative Currency Letter of Credit Facility' means, at any time,
           ----------------------------------------------
an amount equal to the amount of the Issuing Bank's Alternative Currency Letter of Credit Commitment at such time, as such amount may be reduced at or prior to such time pursuant to the terms of this Agreement.

          'Alternative Currency Note' means an Alternative Currency Revolving
           -------------------------
Note.

          'Alternative Currency Notice of Issuance' has the meaning specified in
           ---------------------------------------
Section 2.03(d).

          'Alternative Currency Revolving Advance' has the meaning specified in
           --------------------------------------
Section 2.01(b).

          'Alternative Currency Revolving Borrowing' means a Borrowing
           ----------------------------------------
consisting of Alternative Currency Revolving Advances.

          'Alternative Currency Revolving Sub-Commitment' means, with respect to
           ---------------------------------------------
any Lender, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Amount of Alternative Currency Revolving Sub-Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 10.07(d) as such Lender's "Alternative Currency Revolving Sub-Commitment," as such amount may be reduced at or prior to such time pursuant to the terms of this Agreement. The Alternative Currency Revolving Sub-Commitments of all the Alternative Currency Revolving Lenders equal $8,000,000 in the aggregate as of the date hereof.

          'Alternative Currency Revolving Facility' has the meaning specified in
           ---------------------------------------
Section 2.01(b).

          'Alternative Currency Revolving Lenders' means those Lenders providing
           --------------------------------------
Alternative Currency Revolving Sub-Commitments hereunder and shall include any Person which becomes an Alternative Currency Revolving Lender as contemplated by
Section 10.07.

          'Alternative Currency Revolving Note' means a promissory note of the
           -----------------------------------
Borrower payable to the order of any Alternative Currency Revolving Lender, in substantially the form of Exhibit B to the Second Amendment, as attached
                          ---------
hereto., evidencing the aggregate indebtedness of the Borrower to such Alternative Currency Revolving Lender resulting from the Alternative Currency Revolving Advances made by such Lender.

          'Applicable Currency' means as to any particular payment or Advance,
           -------------------
U.S. Dollars or the Alternative Currency in which it is denominated or is payable."

          (c)  The existing definition of "Applicable Margin" is amended by
                                           -----------------
inserting, at the end thereof, the following sentence:

          "All Alternative Currency Revolving Advances will be LIBOR Rate Advances, with a margin equal to that of a Revolving Advance.";

          (d) The following definitions shall be inserted in proper alphabetical order:

          " 'Assigned Dollar Value' means (a) in respect of any Borrowing
             ---------------------
denominated in U.S. Dollars, the amount thereof, (b) in respect of the undrawn amount of any Alternative Currency Letter of Credit, the Dollar Equivalent thereof determined based upon the applicable Exchange Rate as of (i) the date of issuance of such Letter of Credit and (ii) thereafter, the last Business Day of a month, (c) in respect of Alternative

Currency Letter of Credit reimbursement obligations, the Dollar Equivalent thereof determined based upon the applicable Exchange Rate as of the date such reimbursement obligation was incurred and (d) in respect of a Borrowing denominated in an Alternative Currency, the Dollar Equivalent thereof based upon the applicable Exchange Rate as of the Exchange Rate Determination Date for such Borrowing; provided, however, if, as of the end of any 30, 60 or 90 day Interest
           --------  -------
Period in respect of such Borrowings and as of the end of any fiscal quarter in respect of any such Borrowing with a 180 day Interest Period, the Dollar Equivalent thereof determined based upon the applicable Exchange Rate as of the date that is three (3) Business Days before the end of such Interest Period or fiscal quarter would be at least 5% more, or 5% less, than the "Assigned Dollar Value" thereof, then on and after the end of such Interest Period or fiscal quarter the "Assigned Dollar Value" of such Borrowing shall be adjusted within one (1) Business Day to be the Dollar Equivalent thereof determined based upon the Exchange Rate that gave rise to such adjustment (subject to further adjustment in accordance with this proviso thereafter). The Assigned Dollar Value of an Alternative Currency Revolving Advance included in any Borrowing shall equal the pro rata portion of the Assigned Dollar Value of such Borrowing represented by such Alternative Currency Revolving Advance.";

          (e)  The existing definition of "Available Amount" is deleted in its
                                           ----------------
entirety and replaced with the following:

          " 'Available Amount' means, (i) with respect to any Letter of Credit
             ----------------
issued in U.S. Dollars, the stated or face amount of such Letter of Credit to the extent available at the time for drawing (subject to presentment of all requisite documents) and (ii) with respect to any Alternative Currency Letter of Credit, the Assigned Dollar Value of the stated or face amount of such Letter of Credit to the extent available at the time for drawing (subject to presentment of all requisite documents), in either case as the same may be increased or decreased from time to time in accordance with the terms of such Letter of Credit or Alternative Currency Letter of Credit, as the case may be.";

          (f)  The existing definition of "Borrowing" is deleted in its entirety
                                           ---------
and replaced with the following:

          " 'Borrowing' means a Revolving Borrowing or an Alternative Currency
             ---------
Revolving Borrowing.";

          (g)  The existing definition of "Business Day" is deleted in its
                                           ------------
entirety and replaced with the following:

          " 'Business Day' means a day of the year on which banks are not
             ------------
required or authorized by law to close in Boston, Massachusetts or New York City, New York; provided, however, that (i) when used in connection with LIBOR
                --------  -------
Rate Advances which are not Alternative Currency Revolving Advances, the term "Business Day" shall also exclude any day on which banks are not open for dealings in the London interbank market, and (ii) when used in connection with Alternative Currency Revolving Advances, the term "Business Day" shall also exclude any day (A) on which dealings in deposits in the Alternative Currency are not carried out in the London interbank market or (B) on which commercial banks and foreign exchange markets are not open for business in any of London, New York City and the principal financial center for such Alternative Currency.';

          (h)  The existing definition of "Commitment" is deleted in its
                                           ----------
entirety and replaced with the following:

          "Commitment" means a Revolving Commitment, an Alternative Currency
           ----------
Revolving Commitment, a Letter of Credit Commitment or an Alternative Currency Letter of Credit Sub-Commitment.";

          (i) The following definition is inserted in proper alphabetical order:

          " 'Contract' means any foreign exchange contract for the purchase
             --------
and/or sale of foreign currency at any time."

          (j)  The existing definition of "Defaulted Amount" is deleted in its
                                           ----------------
entirety and replaced by the following:

          " 'Defaulted Amount' means, with respect to any Lender Party at any
             ----------------
time, any amount required to be paid by such Lender Party to the Administrative Agent or any other Lender Party hereunder or under any other Loan Document at or prior to such time which has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender Party to (a) the Issuing Bank pursuant to Section 2.03(c) to purchase a portion of a Letter of Credit Advance made by the Issuing Bank, (b) the Issuing Bank pursuant to
Section 2.03(d) to purchase a portion of an Alternative Currency Letter of Credit Advance made by the Issuing Bank, (c) the Administrative Agent pursuant to Section 2.02(e) to reimburse the Administrative Agent for the amount of any Advance made by the Administrative Agent for the account of such Lender Party,
(d) any other Lender Party pursuant to Section 2.13 to purchase any participation in Advances owing to such other Lender Party and (e) the Administrative Agent or the Issuing Bank pursuant to Section 9.05 to reimburse the Administrative Agent or the Issuing Bank for such Lender Party's ratable share of any amount required to be paid by the Lenders to the Administrative Agent or the Issuing Bank as provided therein. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.15, the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be paid hereunder or under any other Loan Document on the same date as the Defaulted Amount so deemed paid in part.";

          (k) The following definition is inserted in proper alphabetical order:

          " 'Dollar Equivalent' means, on any date of determination, in relation
             -----------------
to an amount denominated in any Alternative Currency, the amount of U.S. Dollars required to purchase the relevant stated amount of such Alternative Currency at the Exchange Rate with respect to such Alternative Currency on such date.";

          (l)  The existing definition of "Eligible Assignee" is amended by
                                           -----------------
inserting the words "and Alternative Currency Letter of Credit Facility" after the word "Facility" and before the"," in the fifth line of clause (v) thereof;

          (m) The following definitions are inserted in proper alphabetical order:

          'Exchange Rate' shall mean, on any day, (a) with respect to any
           -------------
Alternative Currency, the spot rate at which U.S. Dollars are offered on such day by the Administrative Agent in London for such Alternative Currency at approximately 11:00 A.M. (London time), and (b) with respect to U.S. Dollars in relation to any specified Alternative Currency, the spot rate at which such specified Alternative Currency is offered on such day by the Administrative Agent in London for U.S. Dollars at approximately 11:00 A.M. (London time). For purposes of determining the Exchange Rate in connection with an Alternative Currency Revolving Borrowing, such Exchange Rate shall be determined as of the Exchange Rate Determination Date for such Borrowing. The Administrative Agent shall provide Borrower with the then current Exchange Rate from time to time upon Borrower's request therefor.

          'Exchange Rate Determination Date' means, for purposes of the
           --------------------------------
determination of the Exchange Rate of any stated amount on any Business Day in relation to any Alternative Currency Revolving Borrowing, the date which is three (3) Business Days prior to such Borrowing.";

          (n)  The existing definition of "Facility" is deleted in its entirety
                                           --------
and replaced by the following:

          " 'Facility' means the Revolving Facility, the Alternative Currency
             --------
Revolving Facility, the Letter of Credit Facility or the Alternative Currency Letter of Credit Facility.";

          (o)  The existing definition of "Fleet" is amended by inserting the
                                           -----
words "and Alternative Currency Letters of Credit " after the words "Letters of Credit" and before the word "hereunder";

          (p)  The definition of "Foreign Currency" is deleted in its entirety
                                  ----------------
and each reference to a "Foreign Currency" is hereby deemed deleted, mutatis mutandis and is hereby replaced by the words "Alternative Currency";

          (q)  The definition of "Foreign Currency Banking Date" is deleted in
                                  -----------------------------
its entirety and each reference to a "Foreign Currency Banking Date" is hereby deemed deleted;

          (r)  The definition "Foreign Currency Equivalent" is deleted and each
                               ---------------------------
reference to a "Foreign Currency Equivalent" is hereby deemed deleted, mutatis mutandis and is hereby replaced by the words "Dollar Equivalent";

          (s)  The definition of "Foreign Currency Letter of Credit" is deleted
                                  ---------------------------------
in its entirety and each reference to a "Foreign Currency Letter of Credit" is hereby deemed deleted, mutatis mutandis and is hereby replaced by the words "Alternative Currency Letter of Credit";

          (t)  The existing definition of "Initial Extension of Credit" is
                                           ---------------------------
amended by inserting the words "and Alternative Currency Letters of Credit " after the words "Letter of Credit" and before the ".";

          (u) The following definition is inserted in proper alphabetical order:

          " 'Intercompany Note' means a promissory note of a Subsidiary of the
             -----------------
Borrower, in form and substance satisfactory to the Administrative Agent, payable to the order of the Borrower evidencing the aggregate indebtedness of the Subsidiary to the Borrower.

          (v)  The existing definition of "Interest Expense" is amended by
                                           ----------------
inserting in line seven the words "and Alternative Currency Letters of Credit " after the words "Letters of Credit" and before the ")" in clause (c);

          (w)  The existing definition of "Lenders" is amended by inserting the
                                           -------
words "Alternative Currency Revolving Lenders," after the words "Initial Lenders," and before the words "the Issuing Banks";

          (x)  The existing definition of "LIBOR Rate" is amended by inserting
                                           ----------
the words "(or, if Fleet shall not have such a LIBOR Rate Advance, $1,000,000, or, if such Borrowing is made in an Alternative Currency for which the Dollar Equivalent is $1,000,000)" after the words "during such Interest Period" and before the ";";

          (y)  The existing definition of "LIBOR Rate Advance" is amended by
                                           ------------------
inserting the words "and shall include any Alternative Currency Revolving Advance" after the words "in subsection 2.07(a)(ii)" and before the ".";

          (z)  The existing definition of "Loan Documents" is amended by
                                           --------------
inserting the clause "(f) Alternative Currency Letter of Credit Agreement," and by renumbering the existing clauses (f), (g) and (h) as clauses (g), (h) and (i) respectively;

          (aa) The existing definition of "Note" is amended by inserting the
                                           ----
words "or Alternative Currency Note" after the words "Revolving Note" and before the ".";

          (bb) The following definition is inserted in proper alphabetical order:

          " 'Notice of Alternative Currency Borrowing' has the meaning specified
             ----------------------------------------
in Section 2.02(b) and shall be substantially in the form of Exhibit C to the
                                                             ---------
Second Amendment.";

          (cc) The existing definition of "Obligation" is amended by inserting
                                           ----------
the words "and Alternative Currency Letter of Credit" after the words "Letter of Credit" and before the word "commissions" in the second line of clause (a);

          (dd) The following definition is inserted in proper alphabetical order:

          " 'Pounds Sterling' or '(Pounds)' means the lawful currency of the
             ---------------      --------
United Kingdom.";

          (ee) The following definition is inserted in proper alphabetical order:

          " 'Required Alternative Currency Lenders' means at any time
             -------------------------------------
Alternative Currency Revolving Lenders owed or holding greater than sixty-six and 2/3 percent (66 2/3%) of the aggregate principal amount of the Alternative Currency Revolving Advances outstanding at such time or, if no such principal amount is outstanding at such time, Alternative Currency Revolving Lenders holding greater than sixty-six and 2/3 percent (66 2/3%) of the aggregate of the Alternative Currency Revolving Sub-Commitments; provided, however, that if any
                                                --------  -------
Alternative Currency Revolving Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Alternative Currency Lenders at such time (i) the aggregate principal amount of the Alternative Currency Revolving Advances owing to such Lender and outstanding at such time, and (ii) the aggregate Alternative Currency Revolving Sub-Commitment of such Lender at such time.";

          (ff) The existing definition of "Required Lenders" is amended by
                                           ----------------
inserting the words "and Alternative Currency Letters of Credit" after the words "Letter of Credit" in clause (ii); by inserting the words "and Alternative Currency Letter of Credit Advances" after the words "Letter of Credit Advances" and before the words "owing to the Issuing Bank" and by inserting the words "and each Alternative Currency Letter of Credit" after the words "Available Amount of each Letter of Credit" and before the words "shall be considered to be owed";

          (gg) The following definitions are inserted in proper alphabetical order:

          " 'Second Amendment' means the Second Amendment to the Credit
             ----------------
Agreement and Consent dated as of December 29, 1999.

          'Unused Alternative Currency Revolving Sub-Commitment' means, as to
           ----------------------------------------------------
any Alternative Currency Revolving Lender at any time, an amount in U.S. Dollars equal to (i) such Lender's Alternative Currency Revolving Sub-Commitment minus
                                                                         -----
(ii) the sum of (x) the aggregate Assigned Dollar Value of all Alternative Currency Revolving Advances made by such Lender (in its capacity as an Alternative Currency Revolving Lender) and outstanding at such time, plus (y)
                                                                     ----
such Lender's Pro Rata Share of (1) the aggregate Assigned Dollar Value of all Alternative Currency Revolving Advances made by the Alternative Currency Revolving Lenders (other than such Lender) and outstanding at such time, (2) the aggregate Available Amount of all Alternative Currency Letters of Credit outstanding at such time and (3) the aggregate Assigned Dollar Value of all

Alternative Currency Letter of Credit Advances made by the Issuing Bank pursuant to Section 2.03(d) and outstanding at such time.";

          (hh) The existing definition of "Unused Revolving Commitment" is
                                           ---------------------------
deleted in its entirety and replaced by the following:

          " 'Unused Revolving Commitment' means, with respect to any Lender at
             ---------------------------
any time, (i) such Lender's Revolving Commitment at such time minus (ii) the sum
                                                              -----
of (x) the aggregate principal amount of all Revolving Advances, all Letter of Credit Advances, the Assigned Dollar Value of all Alternative Currency Letter of Credit Advances and the Assigned Dollar Value of all Alternative Currency Revolving Advances, in each instance made by such Lender (in its capacity as a Lender) and outstanding at such time, plus (y) such Lender's Pro Rata Share of
                                      ----
(1) the aggregate Revolving Advances made by the Revolving Lenders (other than such Lender), (2) the aggregate Assigned Dollar Value of all Alternative Currency Revolving Advances made by the Alternative Currency Revolving Lenders (other than such Lender) and outstanding at such time, (3) the aggregate Available Amount of all Letters of Credit, including, without limitation, Existing Letters of Credit, outstanding at such time, (4) the aggregate Available Amount of all Alternative Currency Letters of Credit outstanding at such time, (5) the aggregate principal amount of all Letter of Credit Advances made by the Issuing Bank pursuant to Section 2.03(c) and outstanding at such time, and (6) the aggregate Assigned Dollar Value of all Alternative Currency Letter of Credit Advances made by the Issuing Bank pursuant to Section 2.03(d) and outstanding at such time.";

          1.4 The existing SECTION 2.01 of the Credit Agreement is deleted in its entirety and replaced by the following:

          "SECTION 2.01  The Advances.
                         ------------

          (a)  The Revolving Advances.  Each Revolving Lender severally agrees,
               ----------------------
on the terms and conditions hereinafter set forth, to make advances (each a 'Revolving Advance') to the Borrower from time to time on any Business Day
 ------------------
during the period from the date hereof until the Revolving Termination Date in an amount for each such Advance not to exceed such Lender's Unused Revolving Commitment at such time. Each Revolving Borrowing shall be in an aggregate amount of $500,000 or an integral multiple of $100,000 in excess thereof (other than a Borrowing the proceeds of which shall be used solely to repay or prepay in full outstanding Letter of Credit Advances or outstanding Alternative Currency Letter of Credit Advances) and shall consist of Revolving Advances made simultaneously by the Revolving Lenders ratably according to their Revolving Commitments. Within the limits of each Revolving Lender's Unused Revolving Commitment in effect from time to time, the Borrower may borrow, repay and reborrow.

          (b)  The Alternative Currency Revolving Advances. Each Alternative
               -------------------------------------------
Currency Revolving Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances denominated in an Alternative Currency ('Alternative Currency Revolving Advances') to the Borrower from time to time on
  ---------------------------------------
any Business Day during the
period from the date hereof until the Revolving Termination date in an amount for each such Advance not to exceed the Assigned Dollar Value of such Lender's Unused Alternative Currency Revolving Sub-Commitment at such time; provided,
                                                                   --------
however, that the aggregate amount of all Alternative Currency Revolving
-------
Advances at any time outstanding shall not at any time exceed the Assigned Dollar Value of $8,000,000 (the 'Alternative Currency Revolving Facility'), and,
                                 ---------------------------------------
provided, further, that the aggregate amount of an Alternative Currency
--------  -------
Revolving Advance shall in no event exceed the aggregate of the Unused Revolving Commitments of the Revolving Lenders at such time. Each Alternative Currency Revolving Advance (other than, in the case of a continuation of a LIBOR Rate Advance, a change in the Assigned Dollar Value thereof solely as a result of currency fluctuations) shall be in an aggregate amount of the Applicable Currency which would purchase approximately five hundred thousand dollars ($500,000) or an integral multiple of one hundred thousand dollars ($100,000) in excess thereof based on the exchange rate as published in the Wall Street Journal (or if such rate is not available, the spot rate quoted by the Administrative Agent on such date) with respect to such currency on the date of the applicable Notice of Alternative Currency Borrowing or, if less, the then Dollar Equivalent amount of the aggregate Unused Alternative Currency Revolving Sub-Commitments. Each Alternative Currency Revolving Borrowing shall consist of Alternative Currency Revolving Advances made simultaneously by the Alternative Currency Revolving Lenders ratably according to their Alternative Currency Revolving Sub-Commitments.

          (c)  Letters of Credit.  The Issuing Bank agrees, on the terms and
               -----------------
conditions hereinafter set forth, to issue standby letters of credit for the account of the Borrower from time to time on any Business Day during the period from the Closing Date until sixty (60) days before the Revolving Termination Date (i) in an aggregate Available Amount for all Letters of Credit not to exceed at any time the Issuing Bank's Letter of Credit Commitment at such time and (ii) in an Available Amount for each such Letter of Credit not to exceed an amount equal to the Unused Revolving Commitments of the Revolving Lenders at such time. No Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than (i) the earlier of sixty (60) days before the Revolving Termination Date, and (ii) 365 days after the date of issuance thereof. The foregoing notwithstanding, any Letter of Credit may, by its terms, be renewable annually upon notice (a 'Notice
                                                                          ------
of Renewal') given to the Issuing Bank and the Administrative Agent on or
----------
prior to any date for notice of renewal set forth in such Letter of Credit (but in any event at least five (5) Business Days prior to the date of the proposed renewal of such Letter of Credit) and upon fulfillment of the applicable conditions set forth in Article III unless such Issuing Bank shall have notified the Borrower (with a copy to the Administrative Agent) on or prior to the date for notice of termination set forth in such Letter of Credit (but in any event at least thirty (30) Business Days prior to the date of automatic renewal) of its election not to renew such Letter of Credit (a 'Notice of Termination');
                                                    ---------------------
provided that the terms of each Letter of Credit that is automatically renewable
--------
annually shall not permit the expiration date (after giving effect to any renewal) of such Letter of Credit in any event to be extended to a date later than sixty (60) days before the Revolving Termination Date. If either a Notice of Renewal is not given by the Borrower or a Notice of Termination is given by the Issuing Bank pursuant to the immediately preceding sentence, such Letter of Credit shall expire on the date on which it otherwise would have been automatically renewed; provided, however, that even in the absence of receipt of a Notice of Renewal,
--------  -------
the Issuing Bank may, in its discretion unless instructed to the contrary by the Administrative Agent or the Borrower, deem that a Notice of Renewal had been timely delivered and, in such case, a Notice of Renewal shall be deemed to have been so delivered for all purposes under this Agreement. Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this subsection 2.01(c), repay any Letter of Credit Advances resulting from drawings under Letters of Credit pursuant to Section 2.03 and request the issuance of additional Letters of Credit under this subsection 2.01(c).

          (d)  Alternative Currency Letters of Credit.  The Issuing Bank agrees,
               --------------------------------------
on the terms and subject to the conditions set forth in this Agreement, to issue Alternative Currency Letters of Credit for the account of the Borrower from time to time on any Business Day during the period from the Closing Date until sixty
(60) days before the Revolving Termination date (A) in an aggregate Available Amount for all Alternative Currency Letters of Credit not to exceed at any time the Issuing Bank's Alternative Currency Letter of Credit Commitment at such time and (B) in an Available Amount for each such Alternative Currency Letter of Credit (i) not to exceed an amount equal to the Unused Alternative Currency Revolving Sub-Commitments of the Alternative Currency Revolving Lenders at such time and (ii) not to exceed an amount equal to the Unused Revolving Commitments of the Revolving Lenders at such time. No Alternative Currency Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than 60 days before the Revolving Termination date. Within the limits of the Alternative Currency Letter of Credit Facility, and subject to the limits referred to above, the Borrower may request the issuance of Alternative Currency Letters of Credit under this Section 2.01(d), repay any Alternative Currency Letter of Credit Advances resulting from drawings under Alternative Currency Letters of Credit pursuant to Section 2.03(c) and request the issuance of additional Alternative Currency Letters of Credit under this Section 2.01(d)."

          1.5 The existing SECTION 2.02 of the Credit Agreement is deleted in its entirety and replaced by the following:

          "SECTION 2.02  Making the Advances.

          (a)  Notice of Borrowing.  Each Borrowing shall be made on notice,
               -------------------
given not later than 11:00 A.M. (Eastern Standard Time) on the third (3rd) Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of LIBOR Rate Advances, or the Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances, by the Borrower to the Administrative Agent, which shall give to each appropriate Lender prompt notice thereof by telex or telecopier. Each such notice of a Borrowing (a 'Notice of Borrowing') may be by telephone, confirmed
                          -------------------
immediately in writing, or telex or telecopier in substantially the form of Ehibit C to the Credit Agreement, as attached hereto, specifying therein the
---------
requested (i) date of such Borrowing, (ii) aggregate amount of such Borrowing and (iii) in the case of a Borrowing consisting of LIBOR Rate Advances, initial Interest Period for each such Advance. Each Lender shall, before 11:00 A.M. (Eastern Standard Time) on the date of such Borrowing, make available to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing in accordance with the respective Commitments. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower's Account. Notwithstanding the foregoing, the Initial Extension of Credit shall consist of a Base Rate Advance.

          (b) (i) Each Alternative Currency Revolving Borrowing shall be made on notice, given not later than 11:00 A.M. (Eastern Standard Time) on the third
(3rd) Business Day prior to the date of the proposed Borrowing, by the Borrower to the Administrative Agent, which shall give to each Alternative Currency Revolving Lender prompt notice thereof by telex or telecopier. Each such notice of an Alternative Currency Revolving Borrowing (a 'Notice of Alternative
                                                   ---------------------
Currency Borrowing') may be by telephone, confirmed immediately in writing, or
------------------
telex or telecopier in substantially the form of Exhibit C to the Second
                                                 ---------
Amendment, specifying therein the requested (i) date of such Alternative Currency Revolving Borrowing, (ii) Applicable Currency, (iii) aggregate amount of such Alternative Currency Revolving Borrowing and (iv) initial Interest Period for each such Alternative Currency Revolving Advance (it being understood by the Borrower and Alternative Currency Revolving Lenders that all Alternative Currency Revolving Advances shall be LIBOR Rate Advances). Each Alternative Currency Revolving Lender shall, before 11:00 A.M. (local time at the place of payment) on the date of such Borrowing, make available to the Administrative Agent at such account at such bank or office in London or the principal financial center in the country of the Applicable Currency as the Administrative Agent shall have designated by written notice to such Lender, in same day funds, such Alternative Currency Revolving Lender's ratable portion of such Borrowing in accordance with the respective Alternative Currency Revolving Sub-Commitments of such Alternative Currency Revolving Lender and the other Alternative Currency Revolving Lenders. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by wire transfer to such account as the Borrower shall have previously designated to the Administrative Agent in writing, which account must be in the name of the Borrower or a Subsidiary of the Borrower and in London or the financial center of the country of the Applicable Currency.

               (ii) Upon the occurrence and during the continuance of any Default or Event of Default, the Administrative Agent may, and, shall at the direction of the Required Alternative Currency Lenders, terminate the Alternative Currency Revolving Facility by giving notice of such termination to the Borrower, each of the Alternative Currency Revolving Lenders and each of the other Revolving Lenders. Thereupon, (A) no further Alternative Currency Revolving Advances shall be permitted to be made and (B) the Alternative Currency Revolving Sub-Commitments of the Alternative Currency Revolving Lenders shall be automatically terminated.

          (c)  Certain Limitations.  Anything in subsections (a) or (b) above to
               -------------------
the contrary notwithstanding, (i) the Borrower may not select LIBOR Rate Advances if the obligation of the appropriate Lenders to make LIBOR Rate Advances shall then be suspended pursuant to Section 2.09 or Section 2.10, and the Revolving Advances may not be outstanding as part of more than five (5) separate Borrowings.

          (d)  Indemnification.  Each Notice of Borrowing and Notice of
               ---------------
Alternative Currency Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing that is to be comprised of LIBOR Rate Advances, and in the case of any Alternative Currency Revolving Borrowing, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure by Borrower to repay any Borrowing when due or to fulfill, on or before the date specified for such Borrowing, the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits as reasonably determined by such Lender), cost or expense incurred by reason of the liquidation of any Contracts or Hedge Agreements or redeployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing.

          (e)  Certain Defaults.  Unless the Administrative Agent shall have
               ----------------
received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available in accordance with subsection 2.02(a) and the Administrative Agent may make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay or pay to the Administrative Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid or paid to the Administrative Agent, at in the case of (i) the Borrower, the interest rate applicable at such time under Section
2.07 to Advances comprising such Borrowing and (ii) such Lender, the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender's Advance as part of such Borrowing for all purposes.

          (f)  Other Lenders.  The failure of any Lender to make the Advance to
               -------------
be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.";

          1.6 The existing SECTION 2.03 of the Credit Agreement is deleted in its entirety and replaced by the following:

          "SECTION 2.03 Issuance of and Drawings and Reimbursement Under Letters of Credit.

          (a)  Request for Issuance.  Each Letter of Credit shall be issued upon
               --------------------
notice, given not later than 11:00 A.M. (Eastern Standard Time) on the third
(3rd) Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to the Issuing Bank, which shall give to the Administrative Agent and each Revolving Lender prompt notice thereof by telex or telecopier. Each such notice of issuance of a Letter of Credit (a 'Notice of
                                                                   ---------
Issuance') shall be by telephone, confirmed immediately in writing, or telex or
--------
telecopier, specifying therein the requested (i) date of such issuance (which shall be a Business Day), (ii) Available Amount of such Letter of Credit, (iii) expiration date of such Letter of Credit, (iv) name and address of the beneficiary of such Letter of Credit and (v) form of such Letter of Credit, and shall be accompanied by such application and agreement for letter of credit as the Issuing Bank may specify to the Borrower for use in connection with such requested Letter of Credit (a 'Letter of Credit Agreement'). If the requested
                               -------------------------
form of such Letter of Credit is acceptable to the Issuing Bank, in its sole discretion, the Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the Borrower at its office referred to in Section 10.02 or as otherwise agreed with the Borrower in connection with such issuance. In the event and to the extent that the provisions of any such Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

          (b)  Letter of Credit Reports.  The Issuing Bank shall furnish to the
               ------------------------
Administrative Agent, the Borrower and each Revolving Lender on the first Business Day of each calendar quarter a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit.

          (c)  Drawing and Reimbursement.  The payment by the Issuing Bank of a
               -------------------------
draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the Issuing Bank of a Letter of Credit Advance which shall be a Base Rate Advance, in the amount of such draft. The Borrower, the Administrative Agent and each Revolving Lender hereby acknowledges and agrees that Letter of Credit Advances may be made, or deemed made, by the Issuing Bank in respect of any Letter of Credit and to participate in all Letter of Credit Advances made hereunder as provided herein. Upon written demand by the Issuing Bank, with a copy of such demand to the Administrative Agent, each Revolving Lender shall purchase from the Issuing Bank, and the Issuing Bank shall sell and assign to each such Revolving Lender, such Lender's Pro Rata Share of such outstanding Letter of Credit Advance as of the date of such purchase, by making available (for the account of its Applicable Lending Office) to the Administrative Agent (for the account of the Issuing Bank), by deposit to the Administrative Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such Lender. Promptly after receipt thereof, the Administrative Agent shall transfer such funds to the Issuing Bank. The Borrower hereby agrees to each such sale and assignment. Each Revolving Lender agrees to purchase its Pro Rata Share of an outstanding Letter of Credit Advance on (i) the Business Day on which demand therefor is made by the Issuing Bank; provided that notice
                                                          --------
of such demand is given not later than 11:00 A.M. (Eastern Standard Time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Issuing Bank to any other Revolving Lender of a portion of a Letter of Credit Advance, the Issuing Bank represents and warrants to such other Lender that the Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or any Loan Party. If and to the extent that any Revolving Lender shall not have so made the amount of such Letter of Credit Advance available to the Administrative Agent, such Revolving Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Issuing Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for its account or the account of the Issuing Bank, as applicable. If such Lender shall pay to the Administrative Agent such amount for the account of the Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by the Issuing Bank shall be reduced by such amount on such Business Day.

          (d)  Alternative Currency Letters of Credit. (i) Each Alternative
               --------------------------------------
Currency Letter of Credit may, in the sole discretion of the Issuing Bank, be issued upon notice, given not later than 11:00 A.M. (Eastern Standard Time) on the third (3rd) Business Day prior to the date of the proposed issuance of such Alternative Currency Letter of Credit, by the Borrower to the Issuing Bank, which shall give to the Administrative Agent, each Alternative Currency Revolving Lender and each other Revolving Lender prompt notice thereof by telex or telecopier. Each such notice of issuance of an Alternative Currency Letter of Credit (an 'Alternative Currency Notice of Issuance') shall be by telephone,
            ---------------------------------------
confirmed immediately in writing, or telex or telecopier, specifying therein the requested (i) date of issuance (which shall be a Business Day), (ii) Available Amount of such Alternative Currency Letter of Credit, (iii) Applicable Currency,
(iv) expiration date of such Alternative Currency Letter of Credit, (v) name and address of the beneficiary of such Alternative Currency Letter of Credit and
(vi) form of such Alternative Currency Letter of Credit, and shall be accompanied by such application and agreement for letter of credit as the Issuing Bank may specify to the Borrower for use in connection with such requested Alternative Currency Letter of Credit (an 'Alternative Currency Letter
                                                     ---------------------------
of Credit Agreement'). If the requested form of such Alternative Currency
-------------------
Letter of Credit is acceptable to the Issuing Bank, in its sole discretion, the Issuing Bank may, in its sole discretion, upon fulfillment of the applicable conditions set forth in Article III, make such Alternative Currency Letter of Credit available to the Borrower as agreed between the Issuing Bank and the Borrower in connection with such issuance, provided, that, such Alternative
                                           --------  ----
Currency Letter of Credit shall in any event be made available to the Borrower or as the Borrower may direct in London or the financial center of the country of the Applicable Currency. In the event and to the extent that the provisions of any such Alternative Currency Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

               (ii) The Issuing Bank shall furnish (A) to the Administrative Agent on the first Business Day of each week a written report summarizing issuance and expiration dates of Alternative Currency Letters of Credit issued during the previous week and drawings during such week under all Alternative Currency Letters of Credit, (B) to the Administrative Agent, the Borrower, each Alternative Currency Revolving Lender and each other Revolving Lender on the first Business Day of each month a written report summarizing issuance and expiration dates of Alternative Currency Letters of Credit issued during the preceding month and drawings during such month under all Alternative Currency Letters of Credit and (C) to the Administrative Agent, the Borrower, each Alternative Currency Revolving Lender and each other Revolving Lender on the first Business Day of each calendar quarter a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Alternative Currency Letters of Credit.

               (iii) The payment by the Issuing Bank of a draft drawn under any Alternative Currency Letter of Credit shall constitute for all purposes of this Agreement the making by the Issuing Bank of an Alternative Currency Letter of Credit Advance which shall be a Base Rate Advance, shall be denominated in U.S. Dollars and shall for all purposes of this Agreement be treated the same as a Revolving Advance made as a Base Rate Advance, in the amount of such draft, the amount of such Alternative Currency Letter of Credit Advance to be determined by the Administration Agent based on the Dollar Equivalent of such draft. Each of the Borrower, the Administrative Agent, each Alternative Currency Revolving Lender and each other Revolving Lender hereby acknowledges and agrees that such Alternative Currency Letter of Credit Advances may be made, or deemed made, by the Issuing Bank in respect of such Alternative Currency Letters of Credit and to participate in all Alternative Currency Letter of Credit Advances made hereunder as provided herein. Upon written demand by the Issuing Bank, with a copy of such demand to the Administrative Agent, each Revolving Lender shall purchase from the Issuing Bank, and the Issuing Bank shall sell and assign to each Revolving Lender, such Lender's Pro Rata Share of each outstanding Alternative Currency Letter of Credit Advance as of the date of such purchase, by making available (for the account of its Applicable Lending Office) to the Administrative Agent (for the account of the Issuing Bank), by deposit to the Administrative Agent's Account, in same day funds in U.S. Dollars, an amount equal to the portion of the outstanding principal amount of such Alternative Currency Letter of Credit Advance to be purchased by such Lender. Promptly after receipt thereof, the Administrative Agent shall transfer such funds to the Issuing Bank. The Borrower hereby agrees to each such sale and assignment. Each Revolving Lender agrees to purchase its Pro Rata Share of an outstanding Alternative Currency Letter of Credit Advance on (i) the Business Day on which demand therefor is made by the Issuing Bank, provided notice of such demand is
                                             --------
given not later than 11:00 A.M. (Eastern Standard Time) on such Business Day or
(ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Issuing Bank to any Revolving Lender of a portion of an Alternative Currency Letter of Credit Advance, the Issuing Bank represents and warrants to such Lender that the Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Alternative

Currency Letter of Credit Advance, the Loan Documents, the Borrower or any other Loan Party. If and to the extent that any Revolving Lender shall not have so made the amount of such Alternative Currency Letter of Credit Advance available to the Administrative Agent, such Alternative Currency Revolving Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Issuing Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for its account or the account of the Issuing Bank, as applicable. If such Lender shall pay to the Administrative Agent such amount for the account of the Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute an Alternative Currency Letter of Credit Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Alternative Currency Letter of Credit Advance made by the Issuing Bank shall be reduced by such amount on such Business Day.

          (e)  Failure to Make Letter of Credit Advances or Alternative Currency
               -----------------------------------------------------------------
Letter of Credit Advances. The failure of any Lender to make any Letter of
-------------------------
Credit Advance or Alternative Letter of Credit Advance to be made by it on the date specified in subsection 2.03(c) or (d) as applicable, shall not relieve any other Lender of its obligation hereunder to make its Letter of Credit Advance or Alternative Letter of Credit Advance, as the case may be, on such date, but no Lender shall be responsible for the failure of any other Lender to make the Letter of Credit Advance or Alternative Letter of Credit Advance to be made by such other Lender on such date.

          (f)  Issuance of Letters of Credit Advances in Connection with the
               -------------------------------------------------------------
Acquisition Agreement. Notwithstanding the foregoing, in no event shall the
---------------------
Issuing Bank be obligated to issue any Letter of Credit in connection with the Acquisition Agreement or the Egerton Consideration Documents other than the Egerton Letters of Credit.";

          1.7 The existing Section 2.04 of the Credit Agreement is amended in the following ways:

               (i) Subsection (b) is deleted in its entirety and replaced by the following:

          "(b)  Alternative Currency Revolving Advances .  The Borrower shall
                ---------------------------------------
repay to the Administrative Agent for the ratable account of the Alternative Currency Revolving Lenders on the last day of each applicable Interest Period the aggregate outstanding principal amount of the Alternative Currency Revolving Advances then due." and;

               (ii) Subsection (c) is inserted as follows:

          "(c)  Letter of Credit Advances and Alternative Letter of Credit
                ----------------------------------------------------------
Advances.  (i)  The Borrower shall repay to the Administrative Agent for the
--------
account of the Issuing Bank and each other Revolving Lender that has made a Letter of Credit

Advance or an Alternative Currency Letter of Credit Advance on the earlier of demand and the Revolving Termination Date the outstanding principal amount of each Letter of Credit Advance and each Alternative Currency Letter of Credit Advance made by each of them.

               (ii) The Obligations of the Borrower under this Agreement, any Letter of Credit Agreement, any Alternative Currency Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit or any Alternative Currency Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement, such Alternative Currency Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances:

                    (A) any lack of validity or enforceability of any Loan Document, any Letter of Credit Agreement, any Alternative Currency Letter of Credit Agreement, any Letter of Credit, or any other agreement or instrument relating to any of the foregoing (all of the foregoing being, collectively, the 'L/C Related Documents');
 ---------------------

                    (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

                    (C) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit or an Alternative Currency Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank, or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

                    (D) any statement or any other document presented under a Letter of Credit or an Alternative Currency Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or

                    (E) any exchange, release or non-perfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from any Guaranty or any other guarantee, for all or any of the Obligations of the Borrower in respect of the L/C Related Documents.";

          1.8  Subsection 2.06(a) of the Credit Agreement is amended as follows:

               (i)  By deleting the words "and second, to prepay Letter of
                                               ------
Credit Advances then outstanding until such Advances are paid in full."; and

               (ii) By inserting, after the ";" in clause (ii) the following:

               "second to prepay Alternative Currency Revolving Advances then
                ------
outstanding until such Alternative Currency Revolving Advances are paid in full; third to prepay Letter of Credit Advances then outstanding until such Advances
-----
are paid in full; and fourth to prepay Alternative Currency Letter of Credit
                      ------
Advances then outstanding until such Advances are paid in full.";

          1.9  Subsection 2.06(b) of the Credit Agreement is amended as follows:

               (i)    By deleting in subsection (iv) the words "and second, to
                                                                    ------
prepay Letter of Credit Advances then outstanding until such Advances are paid in full.";

               (ii) By inserting in subsection (iv) after the words "Revolving Advances are paid in full" the following:

               "second to prepay Alternative Currency Revolving Advances then
                 ------
outstanding until such Alternative Currency Revolving Advances are paid in full; third to prepay Letter of Credit Advances then outstanding until such Advances
-----
are paid in full; and fourth to prepay Alternative Currency Letter of Credit
                      ------
Advances then outstanding until such Advances are paid in full.";

               (iii) By inserting in subsection (v) an "(i)" after the words "to equal the" and before the word "amount"; and

               (iv) By inserting in subsection (v) after the words "Business Day" and before the "." the following:

               "plus (ii) the Dollar Equivalent amount by which the aggregate
                ----
Available Amount of all Alternative Currency Letters of Credit then outstanding exceeds the Alternative Currency Letter of Credit Facility on such Business Day";

          1.10 Subsection 2.07(a) of the Credit Agreement is amended as follows:

               (i) By inserting the words "or Alternative Currency Revolving Lenders, as appropriate" after the word "Lenders" and before the words ", interest on the unpaid principal";

          1.11 Subsection 2.07(c) of the Credit Agreement is amended as follows:

               (i) By inserting the words "or a Notice of Alternative Currency Borrowing, as appropriate" after the words "pursuant to Section 2.02" and before the words ", the Administrative Agent";

          1.12 Subsection 2.08(a) of the Credit Agreement is amended as follows:

               (i) By inserting at the end thereof the following additional sentence:

               "For purposes of this clause (a), Alternative Currency Revolving Advances shall not constitute utilization of the Revolving Commitments of the Revolving Lenders which are not also Alternative Currency Revolving Lenders.";

          1.13  Section 2.09 of the Credit Agreement is amended as follows:

               (i) By inserting at the end thereof the following additional clause (c) :

               "(c)  Alternative Currency Revolving Advances.  Notwithstanding
                     ---------------------------------------
the foregoing, Alternative Currency Revolving Advances shall at all times be LIBOR Rate Advances, must comply with all provisions of this Agreement applicable to LIBOR Rate Advances and may not be converted by the Borrower into Base Rate Advances";

          1.14  Subsection 2.10 of the Credit Agreement is amended as follows:

               (i)  By inserting after the words "Letter of Credit" in clauses
(a) and (b), wherever such words appear therein, the following:

               "or Alternative Currency Letters of Credit";

          1.15 Subsection 2.11(b) of the Credit Agreement is amended as follows:

               (i) By inserting after the words "all Letters of Credit then outstanding" and before the words "in repayment or prepayment" the following:

               "and the Available Amount of all Alternative Currency Letters of Credit then outstanding,";

          1.16 Subsection 2.11(f) of the Credit Agreement is amended as follows:

               (i) By inserting at the end thereof, before the ".", the following:

               "or, in the case of Alternative Currency Revolving Advances only, at the Administrative Agent's applicable cost as determined by the Administrative Agent and notified by it to such Lender";

          1.17  Section 2.14 of the Credit Agreement is amended as follows:

               (i) By inserting after the words "Letter of Credit", wherever such words appear therein, the following:

               "and Alternative Currency Letters of Credit";

          1.18  Section 3.02 of the Credit Agreement is amended as follows:

               (i) By inserting after the words "Letter of Credit", wherever such words appear in the initial paragraph , the following:

               "or an Alternative Currency Letter of Credit, as the case may be,";

          1.19 Subsection 3.02(b)(iii) of the Credit Agreement is amended as follows:

               (i)    By deleting subsection (b)(iii) in its entirety; and

               (ii)   By inserting a new subsection (b)(iii) as follows:

               "(b)(iii) for each Revolving Advance, Alternative Currency Revolving Advance or issuance or renewal of any Letter of Credit or Alternative Currency Letter of Credit, the Revolving Facility exceeds the aggregate principal amount of the Revolving Advances plus the Assigned Dollar Value of
                                           ----
Alternative Currency Revolving Advances plus Letter of Credit Advances plus the
                                        ----                           ----
Assigned Dollar Value of Alternative Currency Letter of Credit Advances plus the
                                                                        ----
aggregate Available Amount of all Letters of Credit and Alternative Currency Letters of Credit, in each instance, then outstanding after giving effect to such Advance or issuance or renewal, respectively.";

          1.20 Subsection 3.02(c) of the Credit Agreement is amended as follows:

               (i) By renumbering the existing subsections (c) and (d) as subsections (d) and (e) respectively; and

               (ii)   By inserting a new subsection (c) as follows:

               "(c) for each Alternative Currency Revolving Advance or issuance or renewal of any Alternative Currency Letter of Credit, the Alternative Currency Revolving Facility exceeds the aggregate principal amount of the Assigned Dollar Value of Alternative Currency Revolving Advances plus Alternative Currency Letter of Credit Advances plus the aggregate Available Amount of all Alternative Currency Letters of Credit, in each instance, then outstanding after giving effect to such Advance or issuance or renewal, respectively.";

          1.21 Articles V, VI and VII of the Credit Agreement are amended as follows:

               (i) By inserting after the words "Letter of Credit", wherever such words appear therein, the following:

                    "or Alternative Currency Letters of Credit";

          1.22 Subsection 6.18(c) is amended by deleting the grid therein and by replacing it with the following:

                    "Fiscal
                    Quarter Ending:         Not less than:

                    December 31, 1999            1.50:1.00
                    March 31, 2000               1.50:1.00
                    June 30, 2000                1.75:1.00
                    September 30, 2000           2.00:1.00
                    December 31, 2000            2.25:1.00
                    Each quarter thereafter      3.00:1.00"

          1.23 Subsection 7.06(a) is amended by inserting after the words "repayments thereof" the words "and any Investment in A.C. Egerton (Holdings) plc, individually and not on a consolidated basis with its subsidiaries, which Investment shall be evidenced by an Intercompany Note in form and substance satisfactory to the Administrative Agent and which Investment shall not in the aggregate exceed $8,000,000".

          1.24 Section 7.21 is amended by deleting the grid therein and by replacing it with the following:


         "Period                                 Amount
          ------                                 ------
January 1, 1999 through and
including December 31, 1999                      $12,000,000

January 1, 2000 through and
including December 31, 2000                      $10,000,000

January 1, 2001 through and
including December 31, 2001                      $ 8,000,000

January 1, 2002 through and
including December 31, 2002                      $ 5,000,000"

          1.25  Article 8 of the Credit Agreement is amended as follows:

               (i) The initial paragraph of Article 8 is deleted in its entirety; and

               (ii) A new initial paragraph of Article 8 is inserted as follows:

          "If any one or more of the following events ("Events of Default")
                                                        -----------------
shall occur and be continuing then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Commitments of each appropriate Lender (other than the

Commitment in respect of Letter of Credit Advances or Alternative Currency Letters of Credit Advances by the Issuing Bank or a Revolving Lender pursuant to
Section 2.03(c) or Section 2.03(d), as appropriate) and of the Issuing Bank to issue Letters of Credit and Alternative Currency Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, (A) by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; (B) by notice to each party required under the terms of any agreement in support of which a Letter of Credit or an Alternative Currency Letter of Credit is issued, request that all Obligations under such agreement be declared due and payable; provided, however, that in the event of an actual or deemed
                 --------  -------
entry of an order for relief with respect to any Loan Party or any of its Subsidiaries under the Federal Bankruptcy Code, (1) the obligation of each Lender to make Advances (other than Letter of Credit Advances or Alternative Currency Letter of Credit Advances by the Issuing Bank pursuant to Section 2.03(c) or Section 2.03(d), as appropriate) shall automatically be terminated and (2) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.";

          1.26  Section 8.14 of the Credit Agreement is amended as follows:

               (i) By inserting after the words "Letter of Credit", wherever such words appear therein, the following:

               "and Alternative Currency Letters of Credit"; and

               (ii) By deleting the "." at the end thereof and replacing it with the following:

               ";or";

          1.27  Article 8 is further amended as follows:

               (i) By inserting the following additional Sections at the end thereof, in proper numerical order:

               "SECTION 8.15  Advances in Excess of the Revolving Facility.  The
                              --------------------------------------------
aggregate amount of the Revolving Advances plus the Assigned Dollar Value of
                                           ----
Alternative Currency Revolving Advances plus Letter of Credit Advances plus the
                                        ----                           ----
Assigned Dollar Value of all Alternative Currency Letter of Credit Advances plus
                                                                            ----
the aggregate Available Amount of all Letters of Credit and Alternative Currency Letters of Credit outstanding shall at any time exceed the Revolving Facility, which excess is not eliminated by the Borrower's immediate prepayment of then outstanding Revolving Advances and Alternative Currency Revolving Advances in an amount at least equal to such excess; or

          SECTION 8.16  Advances in Excess of the Alternative Currency Revolving
                        --------------------------------------------------------
Facility. The aggregate amount of the Assigned Dollar Value of Alternative
--------
Currency Revolving Advances plus the Assigned Dollar Value of all Alternative
                            ----
Currency Letter of Credit Advances plus the aggregate Available Amount of all
                                   ----
Alternative Currency Letters of Credit outstanding shall at any time exceed the Alternative Currency Revolving Facility, which excess is not eliminated by the Borrower's immediate prepayment of then outstanding Alternative Currency Revolving Advances in an amount at least equal to such excess.";

          1.28 Subsection 9.05(c) of the Credit Agreement is amended as follows:

               (i) By inserting in the second line of clause (ii) thereof, after the words "Available Amount of all Letters of Credit" and before the word "outstanding" the following:

               "and Alternative Currency Letters of Credit"; and

               (ii) By inserting in the second line of clause (iii) thereof, after the words "Letter of Credit Advances" and before the word "owing" the following:

               "and Alternative Currency Letter of Credit Advances";

          1.29  Section 10.01 of the Credit Agreement is amended as follows:

               (i) By deleting from clause a(i) the words "(it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of any Commitment of any Lender)"; and

               (ii) By inserting in the second line of clause (iv) thereof, after the words "affects such Lender" and before clause (v) the following:

               "provided, further, that no amendment, waiver or consent shall,
                --------  -------
unless in writing and signed by the Required Alternative Currency Lenders, in addition to the Lenders required above to take such action, affect the rights or obligations of the Alternative Currency Revolving Lenders under this Agreement or any other Loan Document;"; and

               (iii) By inserting in the third line of clause (vi) thereof, after the words "Available Amount of outstanding Letter of Credit" and before the word "that" the following:

               "or Alternative Currency Letters of Credit";

          1.30 Subsection 10.07(a) of the Credit Agreement is amended as follows:

               (i)    The existing clause (vii) is renumbered as clause (viii);
and

               (ii)   A new clause (vii) is inserted as follows:

               "(vii) no such assignment shall be permitted if, immediately after giving effect thereto, either (1) the Assigned Dollar Value of the Alternative Currency Revolving Sub-Commitment, if any, of the assignor Lender shall be greater than the Revolving Commitment of such Lender or (2) the Assigned Dollar Value of the Alternative Currency Revolving Sub-Commitment, if any, of the assignee Lender shall be greater than the Revolving Commitment of such Lender, and ";

          1.31 Subsection 10.07(f) of the Credit Agreement is amended as follows:

               (i) By inserting after the words "Letter of Credit Commitment" and before the words "at any time" the following:

               "And/or Alternative Currency Letter of Credit Commitment";

          1.32  Section 10.09 of the Credit Agreement is amended as follows:

               (i) By inserting after the words "Letter of Credit", wherever such words appear therein, the following:

               "or Alternative Currency Letters of Credit";

Article II.  Addition of New Lender.
             -----------------------

          2.1 The parties hereto hereby acknowledge and confirm that as of the Effective Date (as defined in Section 5 herein), (i) Wells Fargo Bank, National
                              ---------
Association (hereinafter referred to as the "New Lender") shall become a party to the Credit Agreement (including any amendments thereto) and shall have the rights and obligations of a Lender thereunder.

          2.2 The New Lender (i) confirms that it has received a copy of the Credit Agreement and all amendments thereto, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to become a Lender under the Credit Agreement, (ii) agrees that it will independently and without reliance upon the Administrative Agent or any Lender other than itself, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decision in taking or not taking action under the Credit Agreement, (iii) acknowledges that neither the Administrative Agent nor any Lender makes any representation or warranty nor does the Administrative Agent or any Lender assume any responsibility with respect to (a) any statements, warranties or representations made in or in connection with the Credit Agreement or any other instrument or document furnished pursuant thereto or (b) the financial condition of the Borrower or any other Loan Party, or the performance or observance by the Borrower or any other Loan Party of any of their Obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto, (iv) appoints and authorizes the Administrative Agent to take such action as its agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (v) agrees that it will perform in accordance with its terms all of the obligations which, by the terms of the Credit Agreement, are required to be performed by it as a Lender.

          2.3  (i)    The Borrower shall, simultaneously with the execution and
delivery of this Second Amendment, execute and deliver in favor of the New Lender a Revolving Note (the "New Revolving Note"); substantially in the form of Exhibit B to the Credit Agreement, in principal amount equal to the Revolving
---------
Commitment of the New Lender as set forth on Exhibit A annexed hereto.
                                             ---------

               (ii) The Borrower shall, simultaneously with the execution and delivery of this Second Amendment, execute and deliver in favor of each Lender, excluding the New Lender, a Replacement Revolving Note (each a "Replacement Revolving Note" and collectively the "Replacement Revolving Notes"); substantially in the form of Exhibit D hereto, in principal amount equal to the
                             ---------
Revolving Commitment of each such existing Lender as set forth in Exhibit A
                                                                  ---------
annexed hereto.

               (iii) The Borrower shall, simultaneously with the execution and delivery of this Second Amendment, execute and deliver in favor of each Lender, including the New Lender, an Alternative Currency Revolving Note (each an "Alternative Currency Revolving Note" and collectively the "Alternative Currency Revolving Notes"); substantially in the form of Exhibit B hereto, in principal
                                                ---------
amount equal to the Alternative Currency Revolving Sub-Commitment of each such existing Lender as set forth on Exhibit A annexed hereto.
                                ---------

          2.4 In order to effect the foregoing, the Lenders shall, on the Effective Date, make appropriate adjustments among themselves in order that the amount of Advances outstanding to the Borrower from any Lender under the Credit Agreement is, in principal amount (as of the Effective Date), in the same proportion to the outstanding aggregate principal amount of all Advances of the respective type that such Lender's respective Commitment for such type of Advances bears to the Aggregate Commitments for such Advances, after giving effect to the amendments effected hereby. The Borrower agrees and consents to the terms of this paragraph. Any and all costs associated with any breakage of interest periods in order to effectuate the transactions contemplated by this Second Amendment shall be borne by the Borrower.

Article III.  Consent
              -------

          3.1 The Administrative Agent and the Lenders grant to Borrower specific transaction waivers of Section 7.07 of the Credit Agreement with respect to (i) the 27,623 shares of stock of the Borrower acquired by the Borrower during the month of November, 1998 for $214,078.25 and (ii) the 22,985 shares of stock of the Borrower acquired by the Borrower during the month of October, 1999 for $177,135.63.

          3.2 The Administrative Agent and the Lenders grant to Borrower, for sixty days (60) from the Effective Date hereof, a specific transaction waiver of
Section 7.06(a) of the Credit Agreement with respect to Borrower's Investment in Foreign Subsidiaries in the aggregate amount of $5,000,000.

Article IV.  Representations and Warranties
             ------------------------------

          In order to induce the Lenders and the Administrative Agent to enter into this Second Amendment, the Borrower and each of the other Loan Parties, jointly and severally, represent and warrant to the Lenders and the Administrative Agent that:

          4.1 As of the date hereof, and after giving effect to this Second Amendment, no Default or Event of Default shall have occurred or be continuing.

          4.2 As of the date hereof and after giving effect to this Second Amendment, each and every one of the representations and warranties set forth in the Loan Documents shall be true, accurate and complete in all respects and with the same effect as though made on the date hereof, and each shall hereby be incorporated herein in full by reference as if restated herein in its entirety, except for any representation or warranty limited by its terms to a specific date and except for changes in the ordinary course of business which are not prohibited by the Credit Agreement (as amended hereby) and which shall not, either singly or in the aggregate, have a Material Adverse Effect.

          4.3 The execution, delivery and performance by (i) the Borrower of this Second Amendment, the New Note, the Replacement Revolving Notes and the Alternative Currency Revolving Notes and (ii) each other Loan Party of any Loan Document to which it is a party, are within each such Loan Party's organizational powers and have been duly authorized by all necessary corporate action on the part of each such Loan Party. This Second Amendment, the New Note, the Replacement Revolving Notes and the Alternative Currency Revolving Notes are the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms and this Second Amendment is the legal, valid and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms.

          4.4 The execution, delivery and performance by (i) the Borrower of this Second Amendment, the New Notes, the Replacement Revolving Notes and the Alternative Currency Revolving Notes (ii) each other Loan Party of any Loan Document and the consummation by the Borrower and each other Loan Party of the transactions contemplated hereby shall not (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation or by-laws of the Borrower or any other Loan Party, (b) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower or any other Loan Party under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower or any other Loan Party is a party or to which any of its properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any governmental, judicial, administrative or regulatory authority of the United States or of any state, local or foreign government or subdivision thereof (a "Governmental Entity") or (d) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Entity.

Article V.  Conditions Precedent to the Effectiveness of this Second Amendment.
            -------------------------------------------------------------------

          The Amendments contemplated by Section 1 and Section 2 hereof are
                                         -----------------------
subject to the satisfaction of each of the following conditions precedent. The date on which all such conditions shall have been fulfilled to the satisfaction of the Administrative Agent and the Required Lenders, and the date on which this Second Amendment shall have become effective, shall be herein called the "Effective Date".

          5.1  Second Amendment.  The Borrower shall have executed and delivered
               ----------------
to the Administrative Agent and each Lender an original counterpart of this Second Amendment.

          5.2  New Revolving Note.  The Borrower shall have executed and
               ------------------
delivered to the New Lender the New Revolving Note.

          5.3  Replacement Revolving Notes.  The Borrower shall have executed
               ---------------------------
and delivered to each Lender, excluding the New Lender, a Replacement Revolving Note.

          5.4  Alternative Currency Revolving Notes.  The Borrower shall have
               ------------------------------------
executed and delivered to the Lenders, including the New Lender, the Alternative Currency Revolving Notes.

          5.5  Compliance with Terms.  The Borrower and each other Loan Party
               ---------------------
shall have complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by the Borrower or such other Loan Party in connection herewith.

          5.6  Incumbency Certificates.  The Administrative Agent shall have
               -----------------------
received signature and incumbency certificates of the officers of the Borrower and each Guarantor, certified as of the date hereof by its respective corporate secretary or an assistant secretary.

          5.7  Resolutions.  The Administrative Agent shall have received
               -----------
resolutions of the Board of Directors of the Borrower authorizing and approving the execution, delivery and performance of this Second Amendment, the New Note, the Replacement Revolving Notes and the Alternative Currency Revolving Notes.

          5.8  No Default.  As of the date hereof, and after giving effect to
               ----------
this Second Amendment, no Default or Event of Default shall have occurred and be continuing.

          5.9  Warranties.  The representations and warranties contained herein
               ----------
and in each other agreement, instrument, certificate or other writing delivered to the Administrative Agent or any Lender pursuant hereto or to the Credit Agreement shall be correct on and as of the date hereof after giving effect to this Second Amendment as though made on and as of such date except to the extent modified hereby.

          5.10  Amendment Fee.  The Borrower shall have paid an amendment fee in
                -------------
an amount equal to $5,000 to the Administrative Agent, for the pro rata account of each Lender that timely executes and delivers its signature page evidencing its agreement to this Amendment.

          5.11  Legal Fees.  The Borrower shall have paid all fees and expenses
                ----------
of Winston & Strawn, counsel to the Administrative Agent and to Fleet National Bank, incurred in connection herewith;

          5.12  Other Documents.  The Administrative Agent shall have received,
                ---------------
in form and substance reasonably satisfactory to it, such other documents, agreements and instruments as the Administrative Agent may reasonably request for a transaction of the nature contemplated by this Second Amendment and all proceedings in connection with the transactions contemplated by this Second Amendment, and all documents incidental thereto shall be satisfactory to the Administrative Agent.

Article VI.  Conditions Precedent to Borrower's Investment in A.C. Egerton
             -------------------------------------------------------------
             (Holdings) plc ("A.C. Egerton").
              ----------------------------

          The ability of the Borrower to make any Investment in A.C. Egerton pursuant to Section 7.06(a) of the Credit Agreement is subject to the satisfaction of each of the following conditions precedent before or concurrently with the making of the Investment:

               (i) The Administrative Agent shall have received on or before the day of the initial Investment the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Administrative Agent and the Lenders, and in sufficient copies (except for the Intercompany
Note), for each Lender:

               (ii)   Intercompany Note.  A.C. Egerton, shall have executed and
                      -----------------
delivered to the Administrative Agent a promissory note, in form and substance satisfactory to the Administrative Agent, issued by it and payable to the order of the Borrower representing amounts advanced by the Borrower and duly endorsed to the order of the Administrative Agent by the Borrower.

               (iii)  Amendment to Security Agreement.  The Borrower shall have
                      -------------------------------
executed and delivered to the Administrative Agent and each Lender an original counterpart of an Amendment to the Security Agreement, dated as of May 1, 1998 (as amended) evidencing Borrower's pledge of the Intercompany Note.

               (iv)   Resolutions.  Certified copies of resolutions of the Board
                      -----------
of Directors of A.C. Egerton approving the execution of the Intercompany Note and all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the Intercompany Note.

               (v)    Incumbency Certificate.  A certificate of the Secretary of
                      ----------------------
A.C. Egerton certifying the names and true signature of the officers of A.C. Egerton authorized to sign the Intercompany Note and each other Loan Document to which it is or is to be party and the other documents to be delivered hereunder and thereunder.

               (vi)   Opinion.  A satisfactory opinion of English counsel to
                      -------
A.C. Egerton to the extent requested by Administrative Agent, as to the transactions (including the execution of the Intercompany Note) contemplated hereby.

               (vii)  No Default.  There shall exist no Default or Event of
                      ----------
Default under any of the Loan Documents, and all legal matters incident to Borrower's Investment in A.C. Egerton shall be satisfactory to counsel for the Administrative Agent.

               (viii) Other Documents.  The Administrative Agent shall have
                      ---------------
received such other approvals, opinions or documents as any appropriate Lender through the Administrative Agent may reasonably request, and all legal matters incident to the making of such Investment shall be satisfactory to counsel for the Administrative Agent.

Article VII.  Reference to and Effect Upon the Credit Agreement.
              --------------------------------------------------

          7.1  Effect.  The Credit Agreement, the Collateral Documents and all
               ------
agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Second Amendment.

          7.2  No Waiver; References.  The execution, delivery and effectiveness
               ---------------------
of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Second Amendment, each reference in:

               (i) the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby;

               (ii) the other Loan Documents to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as amended hereby;

               (iii) the Loan Documents to the "Loan Documents" shall be deemed to include this Second Amendment;

               (iv) the Loan Documents to "Notes" shall be deemed to include, without limitation, the New Note; the Replacement Revolving Notes and the Alternative Currency Revolving Notes; and

               (v) the Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to the "Revolving Advances" or "Advances" (or any other term or terms used in any of such documents to describe or refer to Advances made by the Lenders to the Borrower under the Credit Agreement) shall be deemed to additionally refer to Advances made by the New Lender to the Borrower pursuant to the Credit Agreement as amended hereby.

Article VIII.  Miscellaneous.
               --------------

          8.1  Continuing Effectiveness of Credit Agreement.  Except as
               --------------------------------------------
specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

          8.2  Headings.  Section headings in this Second Amendment are included
               --------
herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purposes.

          8.3  Law.  THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH
               ---
AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          8.4  Successors.  This Second Amendment shall be binding upon the
               ----------
Borrower, the other Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and the successors and assigns of the Lenders and the Administrative Agent.

          8.5  Modification.  No modification or waiver of or with respect to
               ------------
any provisions of this Second Amendment and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Administrative Agent or the Lenders from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No consent to or demand on the Borrower in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Second Amendment, together with the Credit Agreement, as amended, embodies the entire agreement and understanding among the Borrower, the Administrative Agent and the Lenders and supersedes all prior agreements and understandings relating to the subject matter hereof.

          8.6  Severability.  The provisions of this Second Amendment are
               ------------
severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Second Amendment in any jurisdiction.

          8.7  Execution in Counterparts.  This Second Amendment may be executed
               -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.


                                 *     *     *

          IN WITNESS WHEREOF, each of the parties hereto has caused this Second Amendment to the Credit Agreement to be duly executed as of the date first above written.

                                  CHANNELL COMMERCIAL CORPORATION

                                  By /s/ Gary W. Baker
                                    ----------------------------------------
                                  Name:  Gary W. Baker
                                  Title: Chief Financial Officer

                                  FLEET NATIONAL BANK
                                  as Agent and a Lender

                                  By /s/ Pauline So
                                     ---------------------------------------
                                  Name:  Pauline So
                                  Title: Assistant Vice President

                                  WELLS FARGO BANK, NATIONAL ASSOCIATION
                                  as a Lender

                                  By /s/ Alva Diaz
                                     ---------------------------------------
                                  Name:  Alva Diaz
                                  Title: Vice President